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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2007


                            INGEN TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01  Entry into a Material Definitive Agreement

8.01  Other Events

      The Board of Directors of Ingen Technologies, Inc. has passed 2 resolutions, 2007.1 and 2007.2.

      Resolution 2007.2, passed first in time (January 18, 2007), approves 4 option agreements (certificates). The 4 agreements are with company CEO and Chairman, Scott R. Sand; Francis McDermott (assigned OxyView(TM) patents to the company); and Richard Weed and Peter Wilke, company attorneys. The Sand certificate is for 300,000 common shares per year for the next 5 consecutive years (as part of his employment contract). The McDermott certificate is for 2 million common shares, exercisable upon the sale of 1 million OxyView(TM) units. The Weed certificate is for 3 million common shares. The Wilke certificate is for 1 million preferred shares. All 4 certificates are included herewith as exhibits to Resolution 2007.2.

      Resolution 2007.1, dated January 22, 2007, approves a non-qualified stock plan for the company. 20% of the company's authorized common stock (20 million shares) and preferred stock (8 million shares) are included in the plan. The company is authorized to file a Form S-8 at an appropriate time. The stock plan is included herewith as an exhibit to Resolution 2007.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2007                Ingen Technologies, Inc.


                                        By: /s/ Scott R. Sand
                                            ------------------------------------
                                            Scott R. Sand,
                                            Chief Executive Officer and Chairman



                                TABLE OF EXHIBITS

(All Exhibits and resolutions have been properly signed by the parties. Original agreements and resolutions are filed in our offices)

      Exhibit No.       Description
      -----------       -----------

         99.1 Ingen Technologies, Inc. Board of Directors Resolution 2007.1, dated January 22, 2007, with exhibit.*

         99.2 Ingen Technologies, Inc. Board of Directors Resolution 2007.2, dated January 18, 2007, with exhibits.*




* filed herewith